(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK)
CONGRESS STREET
FUND

ANNUAL REPORT

DECEMBER 31, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     8   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            9   A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   13  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  17  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  20  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET           11.05%       188.32%       345.70%

S&P 500                            21.04%       251.12%       432.89%

Growth & Income Funds Average      13.76%       167.25%       293.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index SM - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 913 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET           11.05%       23.59%        16.12%

S&P 500                            21.04%       28.56%        18.21%

Growth & Income Funds Average      13.76%       21.34%        14.42%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Congress Street             S&P 500
             00024                       SP001
  1989/12/31      10000.00                    10000.00
  1990/01/31       9210.16                     9329.00
  1990/02/28       9339.80                     9449.34
  1990/03/31       9718.41                     9699.75
  1990/04/30       9557.86                     9457.26
  1990/05/31      10524.55                    10379.34
  1990/06/30      10672.83                    10308.76
  1990/07/31      10708.47                    10275.77
  1990/08/31       9837.61                     9346.84
  1990/09/30       9302.23                     8891.65
  1990/10/31       9371.76                     8853.42
  1990/11/30       9930.60                     9425.35
  1990/12/31      10257.57                     9688.32
  1991/01/31      10580.87                    10110.73
  1991/02/28      11353.20                    10833.64
  1991/03/31      11694.46                    11095.82
  1991/04/30      11679.19                    11122.45
  1991/05/31      12103.97                    11602.94
  1991/06/30      11515.85                    11071.52
  1991/07/31      12075.47                    11587.46
  1991/08/31      12511.54                    11862.08
  1991/09/30      12350.74                    11663.98
  1991/10/31      12669.61                    11820.28
  1991/11/30      12314.40                    11343.92
  1991/12/31      13598.66                    12641.67
  1992/01/31      13281.61                    12406.53
  1992/02/29      13252.12                    12567.82
  1992/03/31      12973.79                    12322.74
  1992/04/30      13201.43                    12685.03
  1992/05/31      13194.98                    12747.19
  1992/06/30      12905.92                    12557.26
  1992/07/31      13478.02                    13070.85
  1992/08/31      13262.78                    12802.90
  1992/09/30      13204.08                    12953.97
  1992/10/31      13134.20                    12999.31
  1992/11/30      13475.23                    13442.58
  1992/12/31      13515.17                    13607.93
  1993/01/31      13342.13                    13722.24
  1993/02/28      13513.28                    13908.86
  1993/03/31      13692.94                    14202.33
  1993/04/30      13516.12                    13858.64
  1993/05/31      13935.01                    14230.05
  1993/06/30      13818.43                    14271.32
  1993/07/31      13626.13                    14214.23
  1993/08/31      14131.26                    14752.95
  1993/09/30      13945.67                    14639.35
  1993/10/31      14442.19                    14942.39
  1993/11/30      14420.18                    14800.44
  1993/12/31      14603.26                    14979.52
  1994/01/31      14800.28                    15488.82
  1994/02/28      14658.58                    15069.08
  1994/03/31      14025.81                    14412.07
  1994/04/30      14031.63                    14596.54
  1994/05/31      14349.96                    14835.92
  1994/06/30      13882.33                    14472.44
  1994/07/31      14431.53                    14947.14
  1994/08/31      15141.86                    15559.97
  1994/09/30      14972.87                    15178.75
  1994/10/31      15370.77                    15520.27
  1994/11/30      15118.28                    14955.03
  1994/12/31      15458.61                    15176.81
  1995/01/31      15904.30                    15570.34
  1995/02/28      16450.69                    16177.12
  1995/03/31      16814.63                    16654.51
  1995/04/30      17436.80                    17144.98
  1995/05/31      18060.97                    17830.27
  1995/06/30      18520.47                    18244.46
  1995/07/31      18970.54                    18849.45
  1995/08/31      18916.04                    18896.76
  1995/09/30      19945.35                    19694.21
  1995/10/31      20195.61                    19623.90
  1995/11/30      20902.00                    20485.39
  1995/12/31      21430.86                    20879.93
  1996/01/31      22319.52                    21590.69
  1996/02/29      22520.51                    21790.83
  1996/03/31      22812.31                    22000.68
  1996/04/30      23078.60                    22324.97
  1996/05/31      23844.83                    22900.73
  1996/06/30      24083.19                    22987.98
  1996/07/31      23163.41                    21972.37
  1996/08/31      23438.42                    22435.77
  1996/09/30      24662.05                    23698.46
  1996/10/31      24838.18                    24352.06
  1996/11/30      26613.88                    26192.83
  1996/12/31      26214.89                    25673.95
  1997/01/31      27623.68                    27278.06
  1997/02/28      28060.35                    27491.92
  1997/03/31      27166.22                    26362.28
  1997/04/30      28294.29                    27936.10
  1997/05/31      29730.11                    29636.85
  1997/06/30      30975.77                    30964.59
  1997/07/31      32637.87                    33428.44
  1997/08/31      30355.75                    31555.78
  1997/09/30      32024.14                    33284.09
  1997/10/31      30061.45                    32172.40
  1997/11/30      31757.07                    33661.66
  1997/12/31      32193.88                    34239.63
  1998/01/31      33022.42                    34618.32
  1998/02/28      34716.44                    37114.99
  1998/03/31      35717.03                    39015.65
  1998/04/30      35875.35                    39408.15
  1998/05/31      34927.54                    38730.72
  1998/06/30      35838.14                    40303.96
  1998/07/31      35677.68                    39874.73
  1998/08/31      32007.26                    34109.64
  1998/09/30      34117.70                    36294.70
  1998/10/31      36501.24                    39246.91
  1998/11/30      38902.85                    41625.67
  1998/12/31      40134.47                    44024.14
  1999/01/31      40334.42                    45865.23
  1999/02/28      39883.18                    44439.74
  1999/03/31      40998.45                    46217.77
  1999/04/30      42862.21                    48007.79
  1999/05/31      42057.04                    46874.32
  1999/06/30      44163.20                    49475.85
  1999/07/31      43196.21                    47931.21
  1999/08/31      43011.20                    47693.95
  1999/09/30      41104.11                    46386.66
  1999/10/31      42975.70                    49322.01
  1999/11/30      43409.18                    50324.73
  1999/12/31      44569.96                    53288.85
IMATRL PRASUN   SHR__CHT 19991231 20000121 113025 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $44,570 - a 345.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $53,289 - a 432.89% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF DECEMBER 31, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE WERE 11.23%, 176.57%, 306.70% AND 11.23%, 22.35%, 14.91%, RESPECTIVELY; AND THE ONE
YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGE WERE 24.93%, 227.59%, 397.83% AND 24.93%, 26.34%, 17.07%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite the fifth consecutive year
of returns exceeding 20% for the
Standard & Poor's 500 Index, this
performance was not necessarily an
entirely accurate representation of
the overall health of the U.S. equity
markets. For example, during the
12-month period ending December
31, 1999, the S&P 500 - a
market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 21.04%. Interestingly,
however, the top 50 stocks in the
S&P 500 - the so-called "Nifty 50"
- accounted for 115% of its total
return. Meanwhile, the remaining
450 stocks had a cumulative return
of -3.13%. Overall, more stocks fell
than rose in 1999. Additionally, just
one sector - technology - was
responsible for approximately 70%
of the S&P's return. This incredibly
narrow market breadth was further
illustrated by the technology-laden
NASDAQ Index. Its 12-month return
of 86.12% was the all-time highest
annual return for any major U.S. stock
index. The Dow Jones Industrial
Average - an index of 30 blue-chip
stocks - posted a 27.13% return
during the period. Also dominating
headlines in 1999 was the Federal
Reserve Board's persistent inflation
worries, and its attempts to keep the
same in check by increasing key
short-term interest rates by 0.25
percentage points on three occasions.

(Photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Congress Street Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended December 31, 1999, the fund posted a total return of 11.05%. That trailed the 21.04% return delivered by the Standard & Poor's 500 Index for the same time frame. The growth and income funds average tracked by Lipper Inc. returned 13.76% during the same 12-month period.

Q. WHY DID THE FUND TRAIL ITS BENCHMARK DURING THE 12-MONTH PERIOD?

A. Much of why the fund lagged the S&P 500 - and to a degree, its Lipper peer group - is attributable to its underexposure to the high-flying technology sector. The fund lost ground by not holding the stocks that led the tech rush and powered the "new economy," such as Cisco, Oracle, Nortel Networks, Sun Microsystems and America Online. Having an underweighted position in Microsoft also hurt relative performance. Being overexposed to an otherwise weak health care sector, most notably in poorly performing drug stocks, also hurt. Selected holdings in consumer product giants Philip Morris, Heinz, Coca-Cola and Campbell Soup also hampered returns.

Q. WHAT FACTORS HELPED FUND PERFORMANCE?

A. The fund got a lift from its healthy underweighting of the predominantly weak finance sector, which was plagued by markedly higher interest rates during the period. Having no exposure to rate-sensitive S&P 500 benchmark issues such as Bank of America, First Union and Banc One was one of the keys to our success here. Even though the fund couldn't keep pace with a narrowly led market, it was compensated for holding some of the stronger performers within technology and telecommunications. Hewlett-Packard (HP) and Motorola were the big winners here for us. Also, industrial machinery and equipment stronghold General Electric (GE), the fund's top holding at the close of the period, performed nicely for the fund over the past 12 months.

Q. WHAT OTHER STOCKS CONTRIBUTED TO FUND RETURNS?

A. Motorola benefited from strong growth in its cellular handset business and its expansion into the broadband cable market. HP soared on rising demand for home PCs and related peripherals, the appointment of a new CEO and a successful restructuring effort that involved the spin-off of Agilent Technologies - a testing and measurement devices concern. Conglomerates GE and United Technologies continued to exceed earnings expectations due to the strength of their underlying businesses. Global paper and packaging concern International Paper also beat earnings estimates, helped by favorable industry conditions and cost reduction programs related to its merger with Union Camp.

Q. WHICH STOCKS HURT THE MOST?

A. It was a constant struggle for drug stocks over the past year, as they confronted growing concerns of increased government regulation in the face of an election year, slowing product pipelines and impending patent expirations. American Home Products, Merck and Eli Lilly recoiled in response to these numerous challenges. The fund benefited, however, from not owning laggards Pfizer, Schering-Plough and Bristol Myers Squibb during this time. Leading medical device manufacturer Guidant continued to hit its numbers, but could not live up to Wall Street's lofty sales growth expectations. Our stake in Campbell's Soup also hurt, as the stock moved lower in response to slowing soup sales despite consistent growth in its Godiva and Pepperidge Farm divisions.

Q. WHAT'S YOUR OUTLOOK?

A. I'm generally positive about the market. However, rising interest rates and concerns about inflation usually pose dangers for equities, and the current cycle doesn't seem to be an exception. While investor enthusiasm and positive business fundamentals have been powerful forces driving the market higher, the short-term outlook remains cloudy until the Federal Reserve Board believes the pace of economic growth has cooled. Longer term, however, if the market can effectively overcome concerns about inflation and interest rates, I believe it can maintain its advances.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES

TOP TEN STOCKS AS OF DECEMBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            11.0                     7.9

Exxon Mobil Corp.               7.8                      7.3

Hewlett-Packard Co.             6.8                      6.0

Motorola, Inc.                  6.7                      4.3

United Technologies Corp.       6.5                      7.1

Merck & Co., Inc.               5.4                      5.9

Johnson & Johnson               5.2                      5.5

International Paper Co.         4.9                      5.3

GTE Corp.                       4.5                      4.8

Guidant Corp.                   4.1                      4.5

                                62.9                     58.6

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      20.2                     16.3

HEALTH                          20.1                     23.1

NONDURABLES                     12.4                     14.8

INDUSTRIAL MACHINERY &          11.2                     8.6
EQUIPMENT

ENERGY                          9.8                      9.5



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF DECEMBER 31, 1999                                        AS OF JUNE 30, 1999

                      Stocks 96.7%                                                Stocks 96.8%

                      Short-Term  Investments and                                 Short-Term  Investments and
                      Net Other Assets 3.3%                                       Net Other Assets 3.2%



Row: 1, Col: 1, Value: 96.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.3

Row: 1, Col: 1, Value: 96.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS IS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS DECEMBER 31, 1999
Showing Percentage of Net Assets


COMMON STOCKS - 96.7%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 8.0%

Boeing Co.                        40,513                         $ 1,683,822

United Technologies Corp.         112,200                         7,293,000

                                                                  8,976,822

BASIC INDUSTRIES - 5.3%

CHEMICALS & PLASTICS - 0.4%

Eastman Chemical Co.              8,793                           419,316

PAPER & FOREST PRODUCTS - 4.9%

International Paper Co.           98,397                          5,553,281

TOTAL BASIC INDUSTRIES                                            5,972,597

ENERGY - 9.8%

OIL & GAS - 9.8%

Chevron Corp.                     24,800                          2,148,300

Exxon Mobil Corp.                 108,923                         8,775,109

Union Pacific Resources           8,181                           104,308
Group, Inc.

                                                                  11,027,717

FINANCE - 0.5%

CREDIT & OTHER FINANCE - 0.5%

Citigroup, Inc.                   11,250                          625,078

HEALTH - 20.1%

DRUGS & PHARMACEUTICALS - 10.8%

American Home Products Corp.      86,059                          3,393,952

Eli Lilly & Co.                   18,236                          1,212,694

Merck & Co., Inc.                 90,852                          6,092,762

Pharmacia & Upjohn, Inc.          32,260                          1,451,700

                                                                  12,151,108

MEDICAL EQUIPMENT & SUPPLIES
- 9.3%

Guidant Corp.                     98,849                          4,645,903

Johnson & Johnson                 62,654                          5,834,654

                                                                  10,480,557

TOTAL HEALTH                                                      22,631,665

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 11.2%

ELECTRICAL EQUIPMENT - 11.0%

General Electric Co.              79,400                         $ 12,287,147

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            14,500                          249,219

TOTAL INDUSTRIAL MACHINERY &                                      12,536,366
EQUIPMENT

MEDIA & LEISURE - 3.2%

PUBLISHING - 3.2%

Knight-Ridder, Inc.               60,000                          3,570,000

NONDURABLES - 12.4%

BEVERAGES - 6.7%

Anheuser-Busch Companies,         51,772                          3,669,341
Inc.

The Coca-Cola Co.                 66,543                          3,876,130

                                                                  7,545,471

FOODS - 2.7%

Campbell Soup Co.                 34,203                          1,323,229

H. J. Heinz Co.                   42,859                          1,706,324

Vlasic Foods International,       5,891                           33,505
Inc. (a)

                                                                  3,063,058

HOUSEHOLD PRODUCTS - 1.7%

Colgate-Palmolive Co.             29,462                          1,915,030

TOBACCO - 1.3%

Philip Morris Companies, Inc.     60,000                          1,391,250

TOTAL NONDURABLES                                                 13,914,809

TECHNOLOGY - 20.2%

COMPUTER SERVICES & SOFTWARE
- 1.3%

Microsoft Corp. (a)               12,600                          1,471,050

COMPUTERS & OFFICE EQUIPMENT
- 10.0%

Hewlett-Packard Co.               67,200                          7,656,600

International Business            32,844                          3,547,152
Machines Corp.

                                                                  11,203,752

ELECTRONICS - 6.7%

Motorola, Inc.                    51,200                          7,539,200

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

PHOTOGRAPHIC EQUIPMENT - 2.2%

Eastman Kodak Co.                 37,637                         $ 2,493,451

TOTAL TECHNOLOGY                                                  22,707,453

TRANSPORTATION - 0.4%

RAILROADS - 0.4%

Union Pacific Corp.               9,660                           421,418

UTILITIES - 5.6%

ELECTRIC UTILITY - 1.1%

Consolidated Edison, Inc.         26,264                          906,108

Potomac Electric Power Co.        14,545                          333,626

                                                                  1,239,734

TELEPHONE SERVICES - 4.5%

GTE Corp.                         71,838                          5,069,069

TOTAL UTILITIES                                                   6,308,803

TOTAL COMMON STOCKS                                               108,692,728
(Cost $14,982,871)

CASH EQUIVALENTS - 2.3%

                                 MATURITY AMOUNT

Investments in repurchase        $ 2,552,719                      2,552,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 3.38%,
dated 12/31/99 due 1/3/00

TOTAL INVESTMENT PORTFOLIO -                                      111,244,728
99.0%
(Cost $17,534,871)

NET OTHER ASSETS - 1.0%                                           1,098,872

NET ASSETS - 100%                                                 $ 112,343,600


LEGEND

(a) Non-income producing

INCOME TAX INFORMATION

At December 31, 1999, the aggregate
cost of investment securities for income tax purposes was $17,534,871. Net unrealized appreciation aggregated $93,709,857, all of which was related to appreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $400 all of which will expire on December 31, 2000.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                      DECEMBER 31, 1999

ASSETS

Investment in securities, at              $ 111,244,728
value (including repurchase
agreements of $2,552,000)
(cost $17,534,871) -  See
accompanying schedule

Cash                                       573

Receivable for investments                 1,083,386
sold

Dividends receivable                       176,882

 TOTAL ASSETS                              112,505,569

LIABILITIES

Payable for fund shares         $ 3,257
redeemed

Accrued management fee           122,275

Other payables and accrued       36,437
expenses

 TOTAL LIABILITIES                         161,969

NET ASSETS                                $ 112,343,600

Net Assets consist of:

Paid in capital                           $ 18,627,799

Undistributed net investment               6,363
income

Accumulated undistributed net              (419)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                93,709,857
(depreciation) on investments

NET ASSETS, for 272,497                   $ 112,343,600
shares outstanding

NET ASSET VALUE, offering                  $412.27
price and redemption price
per share ($112,343,600
(divided by) 272,497 shares)

STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                          $ 1,691,131
Dividends

Interest                                    173,873

 TOTAL INCOME                               1,865,004

EXPENSES

Management fee                  $ 489,439

Transfer agent fees              87,914

Accounting fees and expenses     60,514

Custodian fees and expenses      6,736

Audit                            23,194

Legal                            929

 Total expenses before           668,726
reductions

 Expense reductions              (882)      667,844

NET INVESTMENT INCOME                       1,197,160

REALIZED AND UNREALIZED GAIN                3,641,274
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    6,535,019
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             10,176,293

NET INCREASE (DECREASE) IN                 $ 11,373,453
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment       $ 1,197,160                   $ 1,284,594
income

 Net realized gain (loss)        3,641,274                     2,475,195

 Change in net unrealized        6,535,019                     17,498,938
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      11,373,453                    21,258,727
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders    (1,191,521)                   (1,299,163)
from net investment income

Share transaction                249,900                       276,827
Reinvestment of distributions

 Cost of shares redeemed         (3,346,065)                   (2,881,579)

 NET INCREASE (DECREASE) IN      (3,096,165)                   (2,604,752)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)      7,085,767                     17,354,812
IN NET ASSETS

NET ASSETS

 Beginning of period             105,257,833                   87,903,021

 End of period (including       $ 112,343,600                 $ 105,257,833
undistributed net investment
income of $6,363 and $724,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of       632                           784
distributions

 Redeemed                        (8,565)                       (8,544)

 Net increase (decrease)         (7,933)                       (7,760)


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999       1998       1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 375.34   $ 305.02   $ 252.14  $ 210.05  $ 155.04
of period

Income from Investment
Operations

Net investment income             4.34 B     4.50 B     4.57 B    4.48      4.45

Net realized and unrealized       36.94      70.41      52.81     42.21     55.06
gain (loss)

Total from investment             41.28      74.91      57.38     46.69     59.51
operations

Less Distributions

 From net investment income       (4.35)     (4.59)     (4.50)    (4.60)    (4.50)

Net asset value, end of period   $ 412.27   $ 375.34   $ 305.02  $ 252.14  $ 210.05

TOTAL RETURN A                    11.05%     24.66%     22.81%    22.32%    38.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 112,344  $ 105,258  $ 87,903  $ 91,346  $ 81,831
(000 omitted)

Ratio of expenses to average      .61%       .64%       .65%      .67%      .67%
net assets

Ratio of expenses to average      .61%       .64%       .65%      .66% C    .67%
net assets after expense
reductions

Ratio of net investment           1.10%      1.34%      1.59%     1.92%     2.42%
income  to average net assets

Portfolio turnover rate           1%         0%         0%        0%        0%


THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind, and capital loss carryforwards.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases of securities, other than short-term securities aggregated $1,224,023. Sales of securities other than short-term securities aggregated $4,328,429, of which $3,244,875 represents the current value of securities delivered in redemption of fund shares. The realized gain of $2,762,504 on securities delivered in redemption of fund shares is not taxable to the fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee rate was equivalent to an annual rate of .45% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES - CONTINUED

fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $92 and $790, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and the Shareholders of Fidelity Congress Street Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Congress Street Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Congress Street Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 8, 2000

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST SM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity(registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST SM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(Fidelity logo graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com